EXHIBIT 10.1

AMENDMENT NO. 7 TO BRIDGE LOAN AGREEMENT

AMENDMENT NO. 7 TO BRIDGE LOAN AGREEMENT (“Amendment”), dated effective December 16, 2009, is made by and among Granite City Food & Brewery Ltd. (“Granite City”), and Granite City Restaurant Operations, Inc. (“GCROI”) and Harmony Equity Income Fund, L.L.C. and Harmony Equity Income Fund II, L.L.C., each South Dakota limited liability companies.

RECITALS

A.                                   This Amendment amends the Bridge Loan Agreement by and among the foregoing parties dated March 30, 2009 (as amended, the “Agreement”).

B.                                     All capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Agreement.

C.                                     The parties hereto desire to amend the Agreement as hereinafter set forth.

For valuable consideration, the parties hereto agree as follows:

1.                                       Amendment to Section 1.1.  The definition of “Aggregate Loan Commitment” in Section 1.1 is hereby amended to change the amount therein to Eight Hundred Thousand Dollars ($800,000.00), from One Million Dollars ($1,000,000.00).

2.                                       Amendment to Maturity Dates of Notes.  Section 2.4(a) is hereby amended to read as follows:

(a)                                  Scheduled Payments.  The principal amount outstanding under the Loans shall be payable as follows:  (i) six installments of Nine Thousand Dollars (9,000.00) each shall be payable on January 1, 2010, and on the first day of each month thereafter including June 1, 2010; (ii) the remaining principal amount outstanding shall be payable in twelve (12) equal monthly installments commencing on January 1, 2011 and on the first day of each month thereafter, with the final installment of any unpaid principal due on December 1, 2011.

Section 2.5(c) of the Agreement is hereby amended to read as follows:

(c)                                  Payments and Computation.  Interest accrued hereunder shall be treated as follows:  (i) accrued and unpaid interest shall be added to the principal amount outstanding under the Loans on July 1, 2009, October 1, 2009 and January 1, 2010; (ii) accrued interest shall be payable quarterly in arrears on April 1, 2010, October 1, 2010 and January 1, 2011; and (iii) accrued interest shall be payable monthly in arrears commencing on February 1, 2011 and on the first day of each month thereafter; with a final payment of any accrued and unpaid interest due on December 1, 2011 with the final payment of principal.  Interest shall be computed on the basis of a 360-day year, actual days elapsed.

Each of the Notes shall be amended to conform to amended Sections 2.4 (a) and 2.5(c), unless converted or prepaid earlier pursuant to the provisions of each Note.

3.                                       Financial Covenants.  Section 5.2(a) is amended to replace the Minimum IROP schedule therein with the following:

Period Ending	Minimum IROP
March 31, 2009	$56,300
April 28, 2009	$59,144
May 26, 2009	$65,794
June 30, 2009	$69,350
July 28, 2009	$72,654
August 25, 2009	$70,301
September 29, 2009	$67,533
October 27, 2009	$51,000
November 24, 2009	$58,000
December 29, 2009	$60,000
January 26, 2010	$53,735
February 23, 2010	$51,733
March 30, 2010	$51,300
April 27, 2010	$54,144
May 25, 2010	$60,794
June 29, 2010	$64,350
July 27, 2010	$67,654
August 31, 2010	$65,301
September 28, 2010	$62,533
October 26, 2010	$59,832
November 30, 2010	$57,537
December 28, 2010	$57,183
January 25, 2011	$53,735
February 27, 2011	$51,733
March 29, 2011	$51,300
April 26, 2011	$54,144
May 24, 2011	$60,794
June 28, 2011	$64,350
July 26, 2011	$67,654
August 23, 2011	$65,301
September 27, 2011	$62,533
October 25, 2011	$59,832
November 22, 2011	$57,537
December 27, 2011	$57,183

Section 5.2(b) is amended to replace the Minimum Consolidated Revenue schedule there in with the following:

Quarter Ending	Net Revenue
December 31, 2009	$19,500,000
March 30, 2010	$18,829,000
June 29, 2010	$19,333,000
September 28, 2010	$18,839,000
December 28, 2010	$18,399,000
March 29, 2011	$18,829,000
June 28, 2011	$19,333,000
September 27, 2011	$18,839,000
December 27, 2011	$18,399,000

4.                                       No Effect on Remaining Provisions.  Except as provided herein, the terms of the Agreement unaffected by the Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective the date first above written.

BORROWERS:	GRANITE CITY FOOD & BREWERY LTD.

	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Its: Chief Financial Officer

Address for Notices:
5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

GRANITE CITY RESTAURANT OPERATIONS, INC.

	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Its: Chief Financial Officer

Address for Notices:
5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

ADMINISTRATIVE AGENT:	HARMONY EQUITY INCOME FUND, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Managing Member
McGowan Capital Group, LLC
Managing Member of Harmony Equity Income
Fund, L.L.C.
Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

LENDERS:	HARMONY EQUITY INCOME FUND II, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Managing Member
McGowan Capital Group, LLC
Managing Member of Harmony Equity Income
Fund II, L.L.C.
Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

HARMONY EQUITY INCOME FUND, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Managing Member
McGowan Capital Group, LLC
Managing Member of Harmony Equity Income
Fund, L.L.C.
Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104